SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2004

Commission File Number 0-16986

ACCLAIM ENTERTAINMENT, INC.

(Exact name of the registrant as specified in its charter)

Delaware	38-2698904
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Acclaim Plaza, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

(516) 656-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Acclaim Entertainment, Inc. Press Release dated August 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCLAIM ENTERTAINMENT, INC.
Date: August 23, 2004
	By:	/s/ Gerard F. Agoglia
	Name:	Gerard F. Agoglia
	Title:	Chief Financial Officer

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